Exhibit 99.1

XL FLEET AND PIVOTAL INVESTMENT CORPORATION II TO PARTICIPATE IN SPACINSIDER WEBINAR

ON OCTOBER 26 AT 2PM ET

NEW YORK, October 26, 2020 – XL Fleet (“XL” or the “Company”), a leader in vehicle electrification solutions for commercial and municipal fleets, and Pivotal Investment Corporation II (NYSE: PIC) (“Pivotal”), a publicly traded special purpose acquisition company, today announced that the two companies will participate in a webinar hosted by SPACInsider on Monday, October 26, 2020 at 2:00 pm ET to discuss XL and Pivotal’s proposed transaction.

The webinar for this event can be accessed at:

https://zoom.us/webinar/register/2316027047222/WN_rpFzXHcdTP2uj-8UBzOvlg.

Participants in the webinar will include:

•	Dimitri Kazarinoff, Chief Executive Officer, XL Fleet

•	Tod Hynes, Founder & Chief Strategy Officer, XL Fleet

•	Greg Racz, Pivotal

XL has become a trusted brand for over 200 of the largest commercial and municipal fleets in North America, with more than 3,200 XL systems deployed and over 130 million miles driven by customers to date. XL’s customer base includes FedEx, The Coca-Cola Company, PepsiCo, Verizon, the City of Boston, Seattle Fire Department, Yale University, and Harvard University, among other blue-chip companies, municipalities, and institutions.

XL’s proven, proprietary technology and electrified drive systems transform traditional fossil fuel-powered commercial vehicles across a wide range of classes and application types into more reliable and sustainable vehicles. The Company is revenue-generating today with strong demand momentum, including a $220 million 12-month sales pipeline and forecasted revenue of over $21 million in 2020 and $75 million in 2021.

The company’s current production portfolio of electric powertrains includes XL HybridTM and XL Plug-inTM solutions, which have been proven to significantly improve fuel economy and reduce emissions over standard gas- and diesel-powered vehicles. The company is additionally developing XL ElectricTM, an all-electric offering targeted for 2022. In addition to its electric powertrain platform, XL provides real-time data monitoring and analytics through its XL LinkTM telematics platform, and will expand its “Electrification-as-a Service” solution, which includes power management, charging infrastructure, and onsite power and storage offerings.

On September 18, 2020, XL and Pivotal announced that they have entered into a definitive merger agreement. Upon closing, the combined company will be named XL Fleet and is expected to remain listed on the New York Stock Exchange under a new ticker symbol, “XL”, with an anticipated implied enterprise value of approximately $1 billion and no material debt expected to be outstanding. The combined company expects to receive approximately $350 million of proceeds of cash at closing, including an upsized, fully committed $150 million private placement of common stock at $10.00 per share backed by several new and existing strategic and institutional investors.

About XL Fleet

XL Fleet is a leading provider of vehicle electrification solutions for commercial and municipal fleets in North America, with more than 130 million miles driven by customers such as The Coca-Cola Company, Verizon, Yale University and the City of Boston. XL’s hybrid and plug-in hybrid electric drive systems can increase fuel economy up to 25-50 percent and reduce carbon dioxide emissions up to 20-33 percent, decreasing operating costs and meeting sustainability goals while enhancing fleet operations. XL’s plug-in hybrid electric drive system was named one of TIME magazine’s best inventions of 2019.

For additional information, please visit www.xlfleet.com.

About Pivotal Investment Corporation II

Pivotal Investment Corporation II is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Pivotal is led by Chairman and CEO Jon Ledecky, a seasoned businessman with over 35 years of investment and operational experience. He has executed hundreds of acquisitions across multiple industries and raised over $20 billion in debt and equity. He is also co-owner of the National Hockey League’s New York Islanders franchise since 2014 and a prior owner of the Washington Wizards and the Washington Capitals. Additionally, Kevin Griffin, the Chief Executive Officer and Chief Investment Officer of MGG Investment Group, LP, serves as a Pivotal director and CEO of Pivotal Spac Funding II LLC, Pivotal’s sponsor. MGG is a private investment firm managing long-term committed capital on behalf of leading endowment, foundation, pension, insurance and high net worth investors globally. Over the course of Mr. Griffin’s 20-year career, he has originated and invested over $4 billion across the capital structure of middle market businesses and has also served on numerous boards of directors. Greg Racz is President and a co-founder of MGG. Previously in his career, Mr. Racz served as President of two investment firms with more than a billion dollars in AUM and a member of the corporate department of the law firm Wachtell, Lipton, Rosen & Katz. For additional information, please visit https://www.pivotalic.com/.

Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Pivotal and XL. Pivotal filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on October 2, 2020, which includes a proxy statement/prospectus of Pivotal, and certain related documents, to be used at the meeting of shareholders to approve the proposed business combination and related matters. INVESTORS AND SECURITY HOLDERS OF PIVOTAL ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XL, PIVOTAL AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Pivotal as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Pivotal, XL and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Pivotal in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Pivotal’s executive officers and directors in the solicitation by reading Pivotal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Pivotal’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination, including Pivotal’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. These statements may be preceded by, followed by or include the words “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Pivotal’s Annual Report on Form 10-K for the year ended December 31, 2019 under Risk Factors in Part I, Item 1A and in Pivotal’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Pivotal and XL believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Pivotal nor XL is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Pivotal has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Pivotal’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the parties’ ability to meet the closing conditions to the merger, including approval by stockholders of Pivotal and XL on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger or the PIPE Offering; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; risks associated with XL’s business, including the highly competitive nature of XL’s business and the market for hybrid electric vehicles; litigation, complaints, product liability claims and/or adverse publicity; cost increases or shortages in the components necessary to support XL’s products and services; the introduction of new technologies; privacy and data protection laws, privacy or data breaches, or the loss of data; and the impact of the COVID-19 pandemic on XL’s business, results of operations, financial condition, regulatory compliance and customer experience.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Pivotal’s and XL’s control. While all projections are necessarily speculative, Pivotal and XL believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Pivotal and XL, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Pivotal and is not intended to form the basis of an investment decision in Pivotal. All subsequent written and oral forward-looking statements concerning Pivotal and XL, the proposed transactions or other matters and attributable to Pivotal and XL or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

For XL Fleet

Media:

Eric Foellmer

(617) 648-8551

efoellmer@xlfleet.com

Investors:

ICR, Inc.

XLFleetIR@icrinc.com

For Pivotal Investment Corporation II

Jonathan Gasthalter/Nathaniel Garnick/Sam Fisher

Gasthalter & Co.

(212) 257-4170

pivotal@gasthalter.com